UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 19, 2011

NeoStem, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33650	22-2343568
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Offering

On July 19, 2011, NeoStem, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Lazard Capital Markets LLC (“Lazard”) and JMP Securities LLC (“JMP”), as representatives of the underwriters named in the Underwriting Agreement (the “Underwriters”), relating to a public offering (the “Offering”) by the Company of 13,750,000 units (the “Units”), underwritten on a firm commitment basis, with each Unit consisting of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and a warrant (each, a “Warrant”) to purchase 0.75 of a share of Common Stock.  The public offering price for each Unit is $1.20 ($1.11 per Unit, net of underwriting discount).  Each Warrant will have an exercise price of $1.45 per share, will be exercisable immediately upon issuance and will expire five years from the date of issuance.  Units will not be issued or certificated.  The shares of Common Stock and the Warrants are immediately separable and will be issued separately, but will be purchased together in the Offering.

The Offering is expected to close on July 22, 2011, contingent upon the satisfaction of a number of closing conditions.

The shares of Common Stock and the Warrants, in each case included in the Units (and the shares of Common Stock issuable from time to time upon exercise of the Warrants), will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-173855), which became effective on June 13, 2011, and the base prospectus included therein, as amended by the preliminary prospectus supplement (the “Offering Prospectus Supplement”) filed with the Securities and Exchange Commission (the “Commission”) on July 18, 2011.

The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions precedent and that the Underwriters have agreed, severally and not jointly, to purchase all of the Units sold under the Underwriting Agreement.  If an Underwriter defaults, the Underwriting Agreement provides that the purchase commitments of the non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.  Additionally, the Underwriting Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, certain of its directors and officers and certain significant stockholders have agreed not to sell or otherwise dispose of any of the Company’s Common Stock held by them for a period ending 75 days after the date of the Underwriting Agreement without first obtaining the written consent of Lazard and JMP as representatives of the Underwriters, subject to extension in certain circumstances described in the Underwriting Agreement.

The foregoing descriptions of the terms of the Underwriting Agreement and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Underwriting Agreement and the form of Warrant Agreement with Continental Stock Transfer & Trust Company and the accompanying form of Warrant Certificate, which are filed herewith as Exhibits 1.1 and 4.1, respectively, and are incorporated herein by reference.  The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document.  Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Commission.

Use of Proceeds

The Company estimates that the net proceeds from the Offering, excluding the proceeds, if any, from the exercise of the Warrants, will be approximately $14,667,000, after deducting the estimated underwriting discount and estimated offering expenses payable by the Company.

The Company currently intends to use the net proceeds of the Offering for working capital, including research and development of cell therapeutic product candidates, expansion of business units and other general corporate purposes.

Opinion of Counsel

A copy of the opinion of Lowenstein Sandler PC relating to the legality of the issuance and sale of the securities of the Company in the Offering is attached as Exhibit 5.1 hereto.

Item 8.01.  Other Events.

On July 19, 2011, the Company issued a press release announcing the pricing of the Offering described above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of securities described herein and the Company’s receipt of net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Underwriting Agreement.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Offering Prospectus Supplement and the Company’s reports filed with the Securities and Exchange Commission.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed acquisition by the Company of Amorcyte, Inc. (the “Amorcyte Merger”) pursuant to that certain Agreement and Plan of Merger, dated as of July 13, 2011 (the “Merger Agreement”), by and among the Company, Amorcyte, Inc., AMO Acquisition Company I, Inc. and AMO Acquisition Company II, LLC.  The directors and executive officers of each of the Company and Amorcyte may be deemed to be participants in the solicitation of proxies from the holders of Common Stock in respect of the proposed transaction.  Information about the directors and executive officers of the Company is set forth in Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2010 filed with the SEC on May 2, 2011.  Investors may obtain additional information regarding the Company and its directors and executive officers, and Amorcyte and its Board of Directors and executive officers, in connection with the proposed Amorcyte Merger by reading the S-4 and the prospectus/joint proxy statement contained therein, when it becomes available.  The S-4 will contain a prospectus/joint proxy statement pertaining to (a) the special meeting of stockholders of the Company at which the Company’s stockholders will be asked to approve the Company securities issuable in the Amorcyte Merger and (b) the special meeting of stockholders of Amorcyte at which Amorcyte’s stockholders will be asked to approve the Merger Agreement and the Amorcyte Merger.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 19, 2011, by and among NeoStem, Inc. and the underwriters named on Schedule I thereto

4.1	Form of Warrant Agreement by and between NeoStem, Inc. and Continental Stock Transfer & Trust Company and Form of Warrant Certificate

5.1	Opinion of Lowenstein Sandler PC

23.1	Consent of Lowenstein Sandler PC (included in Opinion of Lowenstein Sandler PC filed as Exhibit 5.1)

99.1	Press release of NeoStem, Inc., dated July 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Dated:  July 20, 2011